Contingencies, commitments and restrictions on the distribution of profits - Restrictions to the distribution of profits and payment of dividends (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Contingencies, commitments and restrictions on the distribution of profits
Share capital	$ 163,223	$ 163,223	$ 163,223
Share premium	183,430	183,430	183,430	$ 183,430
Reserve for own shares	4,094	4,322	4,600
Legal reserves	7,419	3,676	1,081
Free distributable reserves	378,910	378,910	378,910
Non-distributable reserves	1,353,934	1,353,706	1,353,428
Retained earnings	86,099	37,890	(34,372)
Total equity in accordance with Luxembourg law	$ 2,177,109	$ 2,125,157	$ 2,050,300